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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


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
                Delaware                       0-028176                        36-1433610
      (State or Other Jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
            of Incorporation)

155 North Wacker Drive, Suite 500, Chicago, Illinois          60606
         (Address of Principal Executive Offices)           (Zip Code)
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        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On April 14, 2005, the Company issued a press release reporting financial results for the fourth quarter and the fiscal year ended January 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHITEHALL JEWELLERS, INC.
                                                 (Registrant)


                                                 By: /s/ John R. Desjardins
                                                     ---------------------------
                                                     John R. Desjardins
                                                     Executive Vice President
                                                     and Chief Financial Officer

Date: April 14, 2005


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                                  EXHIBIT INDEX

         The following exhibit is furnished herewith as noted below.

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
Exhibit No.       Exhibit
-----------       -------
   99.1           Press Release dated April 14, 2005
                  reporting financial results for the fourth quarter and the fiscal year ended January 31, 2005.
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